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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-3289), Form S-8 (33-15269), Form S-8 (No. 33-18966), Form S-8 (33-46724), Form S-8 (33-50270), Form S-8 (33-50272), Form
S-8 (33-62394) and Form S-3 (333-43183) of Noble Drilling Corporation of our report dated January 29, 1998, appearing on page 24 of this Form 10-K.





     /s/ PRICE WATERHOUSE LLP

         Houston, Texas
         March 25, 1998